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[logo] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) MUNICIPAL
LIMITED MATURITY FUND
SEMIANNUAL REPORT o OCTOBER 31, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Results of Shareholder Meeting ............................................ 12
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 33

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 4.56%, Class B shares 4.18%, and Class C shares 3.97%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns of 4.45% and 5.20%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Municipal Bond Three-Year Index and the Lehman Brothers Municipal Bond Five-Year Index. The Lehman Brothers Municipal Bond Three-Year Index is unmanaged and is comprised of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between two and four years. The Lehman Brothers Municipal Bond Five-Year Index is unmanaged and is comprised of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between four and six years. During the same period, the average short/intermediate-term municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 4.11%.

Q.  WHAT FACTORS AFFECTED PERFORMANCE OVER THE PERIOD?

A. The most important external influence on performance was the Federal Reserve Board's (the Fed's) aggressive lowering of interest rates as it worked to revive a slowing economy. During the six-month period, we saw five rate cuts that dropped the federal funds rate a total of two percentage points; since bond prices move in the opposite direction of interest rates, that was positive for prices of the bonds we owned. Looking at the bigger picture and including a rate cut on November 6 just after the period ended, rate cuts so far in 2001 have dropped short-term interest rates from 6.5% to 2.0% -- the most dramatic series of rate cuts in several decades.

    We think, however, that investors need to know how we managed the fund to try to use rate cuts and other external events to our best advantage. The answer involves two main factors that we believe drive performance in a short- maturity fund such as this: positioning on the yield curve and individual security selection.

Q.  WHAT IS "POSITIONING ON THE YIELD CURVE," AND HOW DOES IT DRIVE PERFORMANCE?

A. A yield curve for bonds is a graph that depicts the relationship between yield (interest rate) and time remaining to maturity. In general, bonds with more time remaining to maturity tend to pay higher interest rates, so the curve usually slopes upward to the right as time to maturity increases. However, the shape of the curve may change as economic conditions vary. A key element of our strategy is to determine the areas of the yield curve that we believe offer investors an optimum combination of higher yield and potential price appreciation at any given time.

Q.  BUT ISN'T THE FUND LIMITED TO INVESTING ONLY IN SHORT-MATURITY BONDS?

A. In accordance with the guidelines of the fund's prospectus, we must maintain an average portfolio maturity of 5 years or less. However, depending on where on the yield curve we think the best opportunities lie, we may achieve that average maturity in various ways. For example, we might use a "bulleted" strategy -- emphasizing bonds with maturities in the 3- to 5-year range. On the other hand, if our analysis indicates better opportunities in longer- maturity bonds, for example, we might move to a "barbell" approach -- emphasizing 10-year maturities with balancing investments on the very short end of the yield curve.

Q. SO HOW DID ALL THIS APPLY TO THE PERIOD JUST ENDED -- HOW DID YOU USE POSITIONING ON THE YIELD CURVE TO DRIVE PERFORMANCE?

A. Actually, we changed our positioning over the period as we saw the areas of best performance shifting.

    Fed rate cuts tend to have their greatest effect on short-term rates. We therefore emphasized bonds on the short end of the yield curve at the beginning of the period, as the Fed seemed to be in the midst of an aggressive program of rate cuts.

    As the period proceeded, the Fed's cuts caused the yield curve to steepen dramatically, because short-term rates plunged more rapidly than long-term rates. There's a saying in the bond market that the Fed determines the short end of the yield curve, but investors determine the long end. We think long rates did not come down as rapidly because investors were looking through the downturn to an eventual recovery, anticipating that growth and inflation would heat up in the future. Late in the period, the slope of the yield curve was the steepest we had seen it in seven years.

    We think this created opportunity at the long end of the curve. We feel the Fed is nearing the end of its program of rate cuts, which decreases opportunity in shorter-maturity bonds; we believe the next major rally may be in longer-maturity issues. Our analysis indicates long-term yields may fall -- and their prices may rise, since bond prices move in the opposite direction of yield -- because the economy may not recover as soon as investors expect. We think declining inflation and continued slow growth into 2002 may drive down long-term rates and flatten the yield curve.

    For these reasons, over the period we moved from a bulleted strategy in the short-to-medium area of the yield curve to a barbell strategy with a strong emphasis on bonds in the seven-to-10-year range. We saw the long end of the curve begin to rally in the final months of the period, and we believe our shift to a barbell strategy helped performance over the period and could continue to benefit investors in the coming months.

Q. WHAT ABOUT SECURITY SELECTION, THE SECOND DRIVER OF PERFORMANCE THAT YOU MENTIONED -- HOW DID THAT AFFECT RETURNS?

A. We use our Original Research(SM) process to pick sectors and individual bonds within those sectors that we believe will outperform the overall market. Over the period, we believe our overweighted positions in the health care and energy sectors contributed to our outperformance relative to our Lipper peer group.

    More than a year ago, we had established a strong health care weighting because our analysts felt the sector was approaching a bottom and was poised to move upward; over the period we witnessed the beginning of a turnaround. We feel this was driven by the market's recognition of at least two positive developments: Congress had begun to restore health care funding it had cut some years earlier, and HMOs began to grant reimbursement rate increases to hospitals.

    Energy issues also outperformed the general market over the period. The default of Pacific Gas & Electric in California, in our view, convinced many investors that the speed of deregulation would slow down across the country. This was positive for utilities in general because a fear of the negative effects of deregulation had been factored into prices in the sector.

Q. HOW DO YOU THINK THE EVENTS OF SEPTEMBER 11 WILL AFFECT THE MUNICIPAL BOND MARKET OVER THE LONGER TERM?

A. We think the post-September 11 environment will be one of increased budgetary pressure on state and local governments that were already hurting from declining corporate tax revenues. Weaker consumer spending will hurt sales tax receipts and other revenues. The good news, we think, is that state and local governments in general are prepared for short-term bad news -- much more so than they were before the 1990-1991 recession. Overall, we feel they're better managed than they were a decade ago, and they've put aside substantial budgetary reserves from the boom years of the late 1990s. So although the short-term economic news may likely be negative, we think the municipal market looks healthy overall.

/s/ Michael L. Dawson                 /s/ Geoffrey L. Schechter

    Michael L. Dawson                     Geoffrey L. Schechter
    Portfolio Manager                     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

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PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999, AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, AND VICE PRESIDENT IN 1995. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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FUND FACTS
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OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   MARCH 17, 1992

CLASS INCEPTION:         CLASS A  MARCH 17, 1992
                         CLASS B  SEPTEMBER 7, 1993
                         CLASS C  JULY 1, 1994

SIZE:                    $83.6 MILLION NET ASSETS AS OF OCTOBER 31, 2001
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

CLASS A
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +4.56%        +8.18%       +14.28%       +25.63%       +56.50%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +8.18%       + 4.55%       + 4.67%       + 4.76%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +5.47%       + 3.67%       + 4.14%       + 4.49%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +4.18%        +7.38%       +11.65%       +20.86%       +46.59%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +7.38%       + 3.74%       + 3.86%       + 4.05%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +3.38%       + 2.80%       + 3.52%       + 4.05%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years         Life*
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.97%        +7.26%       +11.40%       +20.40%       +47.16%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +7.26%       + 3.66%       + 3.78%       + 4.10%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +6.26%       + 3.66%       + 3.78%       + 4.10%
------------------------------------------------------------------------------------------------------------

* For the period from the commencement of the fund's investment operations, March 17, 1992, through October 31, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

Class B and C share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2001

QUALITY RATINGS
Source: Moody's and Standard and Poor's.

            "AAA"                         56.0%
            "AA"                          19.9%
            "A"                            9.7%
            "BBB"                          9.2%
            Not Rated                      0.2%
            Other                          5.0%

The portfolio is actively managed, and current holdings may be different.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of the MFS Municipal Limited Maturity Fund, which was held on October 19, 2001, all items were passed. The fund's results are as follows:

ITEM 1. Trustees of the trust were elected as follows:
                                                     NUMBER OF SHARES
                                              --------------------------------
NOMINEE                                          FOR         WITHHOLD AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                             4,608,739.615         29,357.128
John W. Ballen                                4,608,739.615         29,357.128
Lawrence H. Cohn                              4,608,739.615         29,357.128
J. David Gibbons                              4,605,639.273         32,457.470
William R. Gutow                              4,608,739.615         29,357.128
J. Atwood Ives                                4,608,739.615         29,357.128
Abby M. O'Neill                               4,607,676.726         30,420.017
Lawrence T. Perera                            4,608,739.615         29,357.128
William J. Poorvu                             4,608,739.615         29,357.128
Arnold D. Scott                               4,608,739.615         29,357.128
J. Dale Sherratt                              4,608,739.615         29,357.128
Elaine R. Smith                               4,608,739.615         29,357.128
Ward Smith                                    4,608,739.615         29,357.128

ITEM 2. The authorization of the trustees to adopt an Amended and Restated Declaration of Trust.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                     3,499,004.034
Against                                    37,946.295
Abstain                                    74,328.414
Broker Non-votes                        1,026,818.000
    Total                               4,638,096.743

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                     3,476,477.125
Against                                    40,039.582
Abstain                                    94,762.036
Broker Non-votes                        1,026,818.000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                     4,531,105.824
Against                                    29,476.389
Abstain                                    77,514.530

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending April 30, 2002.

                                     NUMBER OF SHARES
-----------------------------------------------------
For                                     4,587,167.444
Against                                    12,498.634
Abstain                                    38,430.665

PORTFOLIO OF INVESTMENTS -- October 31, 2001 (Unaudited)

Municipal Bonds - 93.3%
--------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)             VALUE
--------------------------------------------------------------------------------------------------
Airport and Port Revenue - 5.7%
  Chicago, IL (O'Hare International Airport), MBIA, 5.7s, 2008           $   450       $   468,846
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                       250           270,665
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                   1,000         1,115,520
  Florida Capital Projects Finance Authority Rev., MBIA,
    4.25s, 2005                                                              500           518,780
  Massachusetts Port Authority Rev., 5.25s, 2007                             375           399,199
  Massachusetts Port Authority Rev., 5.75s, 2010                             175           191,492
  Minneapolis & St. Paul, MN, FGIC, 5.25s, 2009                              500           533,735
  Omaha, NE, Airport Authority, FSA, 4s, 2006                                500           511,085
  Port Seattle, WA, FGIC, 5.5s, 2007                                         500           538,005
  Richland Lexington, SC, Columbia Metropolitan Airport, FSA,
    5s, 2009                                                                 200           214,524
                                                                                       -----------
                                                                                       $ 4,761,851
--------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 9.3%
  Allen County, IN (Jail Building Corp.), 5.75s, 2009                    $   235       $   264,711
  Berks County, PA, FGIC, 5.95s, 2002                                        500           519,730
  Broward County, FL, 5s, 2008                                               500           537,120
  Central Falls, RI, ASST GTY, 5.5s, 2005                                    440           473,502
  Commonwealth of Massachusetts, 5.75s, 2005                                 500           544,050
  Commonwealth of Massachusetts, 6s, 2011                                    310           358,053
  Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                        340           380,375
  Middleton-Cross Plains, WI, School District, MBIA,
    4.375s, 2002                                                             500           504,600
  New York City, NY, 5.7s, 2002                                              500           512,925
  New York City, NY, 5.3s, 2003                                              500           522,960
  New York City, NY, 5.25s, 2012                                             265           284,128
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007                          250           275,532
  St. Clair County, IL, FGIC, 5.625s, 2012                                   500           555,135
  State of Georgia, "E", 5.5s, 2003                                          500           526,415
  State of Mississippi, 6.2s, 2008(+++)                                      455           516,866
  State of Wisconsin, 5.125s, 2011                                           400           436,256
  Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                          500           553,860
                                                                                       -----------
                                                                                       $ 7,766,218
--------------------------------------------------------------------------------------------------
General Obligations - Improvement - 4.7%
  Jefferson County, KY, FSA, 0s, 2004                                     $1,000       $   926,940
  Kauai County, HI, FGIC, 6.25s, 2019(+++)                                   375           443,670
  Madison & St. Clair Counties, IL, School Building, FGIC,
    4.25s, 2005                                                              500           518,510
  Montgomery County, MD, 5.375s, 2005                                        500           538,920
  New Orleans, LA, FSA, 5.5s, 2010                                           500           559,995
  Oak Ridge, TN, AMBAC, 5s, 2012                                             300           317,865
  State of Mississippi, 5.5s, 2006                                           250           276,492
  State of South Carolina, Capital Improvement, "B",
    5.75s, 2003                                                              350           370,825
                                                                                       -----------
                                                                                       $ 3,953,217
--------------------------------------------------------------------------------------------------
General Obligations - Schools - 13.3%
  Bloomington, MN, Independent School District, 5.25s, 2011              $   500       $   545,410
  Byron Center Michigan Public Schools, Q-SELF, 5s, 2011                     600           643,464
  Clackamas County, OR, School District, 6s, 2011                            315           364,080
  Cook County, IL, Community Consolidated School District,
    Capital Appreciation, FSA, 0s, 2008                                      500           376,970
  Deer Park, TX, Independent School District, PSF, 0s, 2009                1,000           737,720
  Garland, TX, Independent School District, PSF, 3.5s, 2003                  395           400,427
  Greenville County, SC, School District, 4.2s, 2003                         500           512,880
  Grundy Kendall & Will Counties, IL, 5.5s, 2011                             235           235,113
  Jordan, UT, School District, 5.6s, 2002                                    250           255,418
  Lake County, IL, FGIC, 4.8s, 2004                                          400           416,948
  Lake County, IL, Community School District, Capital
    Appreciation, "B", FGIC, 0s, 2005                                        500           437,860
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010(+++)                       100           109,751
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005                      500           540,630
  McHenry & Kane Counties, IL, FGIC, 0s, 2004                                350           327,754
  McHenry County, IL, Community Hgh School, FGIC, 0s, 2003                   250           242,870
  Michigan City, IN, School Building, FSA, 5s, 2006                          250           266,697
  Mishawaka, IN (School Building Corp.), AMBAC, 4.5s, 2007                   320           333,734
  North Lawrence, IN, FSA, 5s, 2008                                          500           533,760
  Norwin, PA, School District, FGIC, 6s, 2020(+++)                           250           290,225
  Oconto Falls, WI, Public School District, FSA, 5.25s, 2007                 500           543,785
  Portage, MI, Public Schools, MBIA, 5.625s, 2019(+++)                       500           532,740
  Round Rock, TX, Independent School District, PSF, 6.5s, 2011               500           589,950
  State of South Carolina, 5.75s, 2007                                       500           555,985
  Warren Township, IN, First Mortgage, FGIC, 4.5s, 2005                      500           521,425
  Western School Building Corp., IN, MBIA, 4s, 2003                          420           428,354
  Westerville, OH, City School District, MBIA, 5.5s, 2012                    300           332,091
                                                                                       -----------
                                                                                       $11,076,041
--------------------------------------------------------------------------------------------------
Health Care Revenue - Hospitals - 12.4%
  Baxter County, AR, Hospital Rev., 4.7s, 2005                           $   320       $   324,448
  Delaware County, PA, Hospital Rev. (Crozer-Chester
    Medical Center), 4.75s, 2005                                             500           507,995
  Denver, CO, Health & Hospital Rev., 5.125s, 2006                           200           209,544
  Illinois Health Facilities Authority Rev. (Childrens
    Memorial Hospital), AMBAC, 5.75s, 2011                                   250           277,140
  Illinois Health Facilities Authority Rev. (Decatur
    Memorial Hospital), 4s, 2004                                             415           421,939
  Indiana Health Facility Hospital Rev. (Methodist
    Hospital), 5s, 2005                                                      500           526,660
  Indiana Health Facility Hospital Rev. (Sisters of St.
    Francis Health), MBIA, 5s, 2002(+++)                                       5             5,149
  Iowa Finance Authority, Health Care Facilities, FSA, 4s, 2003              500           512,230
  Iowa Finance Authority, Health Care Facilities (Genesis
    Medical Center), 6s, 2010                                                210           233,430
  Kentucky Ecomomic Development Finance Authority (Norton
    Healthcare, Inc.), 6.125s, 2010                                          150           159,297
  Lauderale County & Florence, AL., Health Care Authority
    Rev., Coffee Health Group, "A", MBIA, 5s, 2002                           400           407,448
  Marion County, FL, Hospital District Rev., Health Systems,
    4.75s, 2005                                                              500           521,130
  Maryland Health and Higher Educational Facilities
    (University of Maryland), 6s, 2002                                       250           254,673
  Massachusetts Development Finance Agency, 5.75s, 2006                      260           280,636
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 4.8s, 2006                                            600           608,430
  Michigan Hospital Finance Authority Rev. (Edward W.
    Sparrow Hospital), 5.25s, 2009                                           400           439,964
  Michigan Hospital Finance Authority Rev. (Genesys Health
    System), 5.5s, 2007(+++)                                                 750           837,427
  Michigan Hospital Finance Authority Rev. (Kent Hospital),
    5.25s, 2009                                                              750           793,672
  Missouri Health & Educational Facilities Authority Rev.
    (Freeman Health Systems), 4.65s, 2003                                    450           457,348
  Oklahoma State Development Finance Authority, Oklahoma
    Hospital Assn., AMBAC, 5.25s, 2004                                       250           263,627
  Richland County, OH, Hospital Facilities, 5.4s, 2003                       200           206,582
  Spartanburg County, SC, MBIA, 6s, 2007                                     675           754,292
  St. Cloud, MN (St. Cloud Hospital), FSA, 5.5s, 2006                        260           284,495
  Steubenville, OH, 5.7s, 2010                                               220           235,464
  Waco, TX, Health Facilities Development Corp. (Ascension
    Health), 5.5s, 2009                                                      250           266,060
  West Virginia Hospital Finance Authority, Charleston
    Area Medical Center, 6.5s, 2005                                          100           109,366
  Wichita, KS, Hospital Rev., 3.75s, 2003                                    410           417,216
  Wisconsin Health & Higher Educational Facilities
    (Agnesian Healthcare, Inc.), 5s, 2006                                     65            67,319
                                                                                       -----------
                                                                                       $10,382,981
--------------------------------------------------------------------------------------------------
Health Care Revenue - Long Term Care - 0.3%
  Colorado Health Facilities Authority Rev. (National
    Benevolent Assn.), 4.5s, 2002                                        $   280       $   280,496
--------------------------------------------------------------------------------------------------
Industrial Revenue - Environmental Services - 0.4%
  Maricopa County Arizona Pollution Control, Adjustment
    Refunding Arizona Public Service Company, "B", 2.1s, 2029            $   300       $   300,000
--------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 0.2%
  Corpus Christi, TX, 5.35s, 2010                                        $    80       $    81,020
  Pennsylvania Economic Development Finance Authority,
    Amtrak Project, "A", 6s, 2006                                            100           107,869
                                                                                       -----------
                                                                                       $   188,889
--------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.4% De Soto Parish, LA,
    Pollution Control Rev. (International Paper Co.), 5.05s, 2002        $   350       $   357,469
--------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 1.3%
  District of Columbia Tobacco Settlement, Asset Backed
    Bonds, 5.2s, 2008                                                    $   200       $   207,476
  Illinois Development Finance Authority Rev. (Elgin
    School), FSA, 0s, 2010                                                   500           355,620
  Lewisville, TX, 5.125s, 2031                                               500           501,550
                                                                                       -----------
                                                                                       $ 1,064,646
--------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.3%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                        $   335       $   341,358
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                    130           139,854
  Missouri Housing Development Commission, 4.35s, 2007                       235           240,534
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003                       205           208,793
  Rhode Island Housing & Mortgage Finance Corp., AMBAC,
    5.25s, 2002                                                            1,000         1,016,620
  South Dakota Housing Development Authority, 3.45s, 2003                    250           251,915
  Virginia Housing Development Authority, 4.4s, 2003                         560           577,433
                                                                                       -----------
                                                                                       $ 2,776,507
--------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.5%
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                 $   250       $   274,430
  Florida State Board of Education, Lottery Rev., FGIC,
    5.5s, 2011                                                               150           167,778
  State of Wisconsin, 6s, 2004                                               500           542,255
  Virgin Islands Public Finance Authority, 5.5s, 2005                      1,000         1,063,740
                                                                                       -----------
                                                                                       $ 2,048,203
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 0.5%
  Chicago, IL, GNMA, 5.4s, 2010                                          $   150       $   157,944
  San Bernardino County, CA, GNMA, 7.375s, 2020                              250           280,305
                                                                                       -----------
                                                                                       $   438,249
--------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 5.0%
  Colorado Housing Finance Authority, 7.25s, 2010                        $   475       $   533,164
  Colorado Housing Finance Authority, 6.3s, 2012                             235           259,384
  Colorado Housing Finance Authority, 6.7s, 2016                             245           274,135
  Colorado Housing Finance Authority, 8.4s, 2021                             180           202,509
  Ohio Housing Finance Agency, Single Family Mortgage
    Rev., GNMA, 5.45s, 2006                                                  495           525,274
  Oklahoma Housing Development Authority Rev., Lease
    Purchase Program, "A", 5.1s, 2005                                        200           209,238
  Oklahoma Housing Finance Agency, GNMA, 7.6s, 2015                          345           393,483
  South Dakota Housing Development Authority, 4.9s, 2008                     685           713,962
  South Dakota Housing Development Authority, FNMA, 5.65s, 2011              250           266,122
  Wisconsin Housing & Economic Development, AMBAC, 4.9s, 2005                160           168,150
  Wyoming Community Development Authority, Housing Rev., 5s, 2006            600           629,808
                                                                                       -----------
                                                                                       $ 4,175,229
--------------------------------------------------------------------------------------------------
Solid Waste Revenue - 2.4%
  Detroit, MI, Economic Development Corp., AMBAC, 3.8s, 2005             $   375       $   380,018
  Massachusetts Industrial Finance Agency (Ogden
    Haverhill), 5.15s, 2007                                                  500           504,965
  Michigan State Strategic Fund, 4.2s, 2027                                  400           404,032
  Niagara County, NY, Industrial Development Agency,
    5.625s, 2024                                                             300           312,921
  Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5s, 2010                      400           429,988
                                                                                       -----------
                                                                                       $ 2,031,924
--------------------------------------------------------------------------------------------------
Special Assessment District - 1.0%
  Chicago, IL, AMBAC, 0s, 2006                                            $1,000       $   837,790
--------------------------------------------------------------------------------------------------
State and Local Appropriation - 7.3%
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                              $   350       $   379,634
  Macon County and Decatur, IL, FGIC, 6.5s, 2005                             325           358,576
  Michigan Building Authority Rev., 5.4s, 2003(+++)                          375           393,814
  New York Urban Development Corp. Rev., 6s, 2002                          1,000         1,005,770
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006                 1,000         1,085,700
  Ohio Building Authority, Adult Correctional Facilities,
    5.75s, 2008                                                              425           475,537
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                                 1,000         1,085,670
  State of Oregon, AMBAC, 5.5s, 2008                                         500           551,175
  State of Utah, Building Ownership Authority Lease Rev., FSA,
    0s, 2005                                                                 685           611,999
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                             160           179,744
                                                                                       -----------
                                                                                       $ 6,127,619
--------------------------------------------------------------------------------------------------
Student Loan Revenue - 1.4%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                        $   400       $   413,532
  Louisiana Public Facilities Authority (Student Loan Rev.),
    6.5s, 2002                                                               770           779,317
                                                                                       -----------
                                                                                       $ 1,192,849
--------------------------------------------------------------------------------------------------
Turnpike Revenue - 2.9%
  Colorado Department Transport Rev., AMBAC, 6s, 2008                    $   235       $   267,616
  Kansas Department of Transportation, Highway Rev., 5.1s, 2003              550           570,438
  New Mexico State Highway Commission, 5.5s, 2006                            430           472,114
  Orlando & Orange County, FL (Expressway Florida), FGIC,
    7.964s, 2004(++)                                                       1,000         1,105,740
                                                                                       -----------
                                                                                       $ 2,415,908
--------------------------------------------------------------------------------------------------
Universities - Colleges - 0.9%
  Frederick County, MD, Educational Facilities Rev. (Mount
    St. Mary's College), "A", 4.8s, 2009                                 $   190       $   193,726
  Southeast Missouri State University, MBIA, 5.625s, 2010                    250           280,713
  State of New Hampshire, Higher Education & Health (New
    Hampshire College), 5.65s, 2003                                          240           245,150
                                                                                       -----------
                                                                                       $   719,589
--------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.2%
  Private College & University Authority, Georgia Student
    Housing Rev. (Mercer Housing Corp.), "A", 6s, 2004                   $    50       $    52,097
  Private College & University Authority, Georgia Student
    Housing Rev. (Mercer Housing Corp.), "A", 6s, 2005                        70            73,875
                                                                                       -----------
                                                                                       $   125,972
--------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.2%
  New Hampshire Health and Education (Derryfield School),
    6.5s, 2010                                                           $   180       $   194,080
--------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 3.6%
  American Public Energy Agency, Gas Supply Rev. (Nebraska
    Public Gas Agency), AMBAC, 5s, 2007                                  $   500       $   523,350
  Brazos River Authority, Texas Pollution Control Rev., "A",
    4.95s, 2030                                                              200           204,356
  Illinois Development Finance Authority (Commonwealth
    Education Co.), AMBAC, 4.4s, 2006                                        500           526,770
  Matagorda County, TX, Navigation District, 3.75s, 2030                     260           260,000
  Ohio Air Quality Development Authority (Ohio Edison),
    4.3s, 2033                                                               200           201,538
  Oklahoma Development Finance Authority (Public Service
    Co. of Oklahoma), 4.875s, 2014                                         1,000         1,031,530
  Plaquemines, LA, "A", 5s, 2007                                             215           223,030
                                                                                       -----------
                                                                                       $ 2,970,574
--------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 5.3%
  Alaska Municipal Bond Bank Authority Rev., AMBAC, 5.75s, 2006          $   325       $   362,940
  Clallam County, WA, Public Utility District, FSA, 5s, 2008                 400           427,192
  Clark County, WA, Public Utility District, FSA, 5s, 2002                   230           231,035
  Delaware Municipal Electric Corp., AMBAC, 5s, 2008                         500           540,760
  Harrison County, MS, Wastewater Treatment Facilities,
    "A", FGIC, 5.5s, 2011                                                    400           443,480
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008                        600           657,720
  Massachusetts Development Finance Agency (Devens
    Electric Systems), 5.125s, 2011                                          215           223,213
  Memphis, TN, 5.8s, 2003                                                    500           520,350
  South Carolina Public Service Authority, FSA, 4.5s, 2008                   500           524,000
  Wilsonville, AL, Industrial Development Board, AMBAC,
    4.2s, 2019                                                               500           512,120
                                                                                       -----------
                                                                                       $ 4,442,810
--------------------------------------------------------------------------------------------------
Utilities - Other - 3.1%
  Cowlitz County, WA, Public Utility District, AMBAC,
    5.25s, 2008                                                          $   500       $   543,810
  Edmond, OK, Public Works Authority, AMBAC, 4.5s, 2008                      500           523,360
  Missouri Environment Improvement, 3.9s, 2012                             1,000         1,010,090
  Tacoma, WA, Electric Systems Rev., FSA, 5.5s, 2011                         500           549,525
                                                                                       -----------
                                                                                       $ 2,626,785
--------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.7%
  El Paso, TX, Water & Sewer Rev., FSA, 5.75s, 2002                      $   375       $   379,418
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                         1,000         1,061,640
  Kansas Development Finance Authority Rev., Water
    Pollution Control, 5s, 2008                                              500           538,960
  Philadelphia, PA, FSA, 5.625s, 2008                                        595           660,492
  Philadelphia, PA, Water & Sewer Rev., MBIA, 0s, 2002                       500           489,620
  Seattle, WA, Water Systems Rev., 5s, 2008                                  475           510,810
  Western Carolina Regional Sewer, FSA, 5s, 2004                             590           621,417
  White House Utility District, TN, FSA, 3.15s, 2003                         150           151,443
  Wilsonville, OR, Water Systems Rev., MBIA, 5s, 2010                        300           323,694
                                                                                       -----------
                                                                                       $ 4,737,494
--------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $75,100,414)                                   $77,993,390
--------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 5.4%
--------------------------------------------------------------------------------------------------
  Burke County, GA, Development Authority, Pollution
    Control Rev., due 11/01/01                                           $   100       $   100,000
  Commonwealth of Massachusetts, "A", Central Artery,
    due 11/01/01                                                             100           100,000
  East Baton Rouge Parish, LA, Pollution Control Rev.
    (Exxon Corp.), due 11/01/01                                              100           100,000
  Harris County, TX, Hospital Rev. (Methodist Hospital),
    due 11/01/01                                                             100           100,000
  Harris County, TX, Industrial Development Corp.,
    Pollution Control Rev. (Exxon Corp.), due 11/01/01                       500           500,000
  Hillsborough County, FL, Pollution Control Rev., due 10/31/01              100           100,000
  Massachusetts Water Resources Authority, due 11/07/01                      100           100,000
  New York City, NY, Municipal Water Finance Authority Rev.,
    due 11/01/01                                                             300           300,000
  New York Job Development Authority, Guaranteed
    Adjustment Special Purpose, due 11/01/01                                  90            90,000
  Pinellas County, FL, Health Facility Authority, due 11/01/01               900           900,000
  Sevier County, TN, Public Building Authority, due 10/30/01                 400           400,000
  Sevier County, TN, Public Building Authority, due 11/01/01               1,200         1,750,000
--------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                   $ 4,540,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $79,640,414)                                       $82,533,390
Other Assets, Less Liabilities - 1.3%                                                    1,080,448
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $83,613,838
--------------------------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
OCTOBER 31, 2001
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $79,640,414)         $82,533,390
  Cash                                                              44,652
  Receivable for investments sold                                  200,000
  Receivable for fund shares sold                                1,480,358
  Interest receivable                                              958,373
  Other assets                                                         383
                                                               -----------
      Total assets                                             $85,217,156
                                                               -----------
Liabilities:
  Distributions payable                                        $    66,554
  Payable for investments purchased                              1,485,795
  Payable for fund shares reacquired                                34,975
  Payable to affiliates -
    Management fee                                                     670
    Reimbursement fee                                                  893
    Distribution and service fee                                     7,052
    Accrued expenses and other liabilities                           7,379
                                                               -----------
      Total liabilities                                        $ 1,603,318
                                                               -----------
Net assets                                                     $83,613,838
                                                               ===========
Net assets consist of:
  Paid-in capital                                              $82,279,125
  Unrealized appreciation on investments                         2,892,976
  Accumulated net realized loss on investments                  (1,464,058)
  Accumulated distributions in excess of net investment
    income                                                         (94,205)
                                                               -----------
      Total                                                    $83,613,838
                                                               ===========
Shares of beneficial interest outstanding                       10,778,875
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $63,507,033 / 8,185,713 shares of
     beneficial interest outstanding)                            $7.76
                                                                 =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                  $7.96
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $9,342,926 / 1,205,944 shares of
     beneficial interest outstanding)                            $7.75
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $10,763,879 / 1,387,218 shares of
     beneficial interest outstanding)                            $7.76
                                                                 =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
--------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                               $1,565,882
                                                                ----------
  Expenses -
    Management fee                                              $  138,257
    Trustees' compensation                                           5,042
    Shareholder servicing agent fee                                 34,492
    Distribution and service fee (Class A)                          40,648
    Distribution and service fee (Class B)                          34,963
    Distribution and service fee (Class C)                          34,409
    Administrative fee                                               3,392
    Custodian fee                                                   14,073
    Printing                                                        18,166
    Postage                                                          2,092
    Auditing fees                                                   14,213
    Legal fees                                                      11,745
    Registration fees                                               34,534
    Miscellaneous                                                   47,693
                                                                ----------
      Total expenses                                            $  433,719
    Fees paid indirectly                                            (2,887)
    Reduction of expenses by investment adviser                    (79,340)
                                                                ----------
      Net expenses                                              $  351,492
                                                                ----------
        Net investment income                                   $1,214,390
                                                                ----------
Realized and unrealized gain (loss) on investments:
  Realized gain on investment transactions
     (identified cost basis) -                                  $    3,791
  Change in unrealized appreciation on investments               1,724,608
                                                                ----------
      Net realized and unrealized gain on investments           $1,728,399
                                                                ----------
        Increase in net assets from operations                  $2,942,789
                                                                ==========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------
                                                                           SIX MONTHS ENDED                YEAR ENDED
                                                                           OCTOBER 31, 2001            APRIL 30, 2001
                                                                                (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                        $  1,214,390              $  2,180,981
  Net realized gain (loss) on investments                                             3,791                   (95,310)
  Net unrealized gain on investments                                              1,724,608                 1,730,674
                                                                               ------------              ------------
      Increase in net assets from operations                                   $  2,942,789              $  3,816,345
                                                                               ------------              ------------
Distributions declared to shareholders -
  From net investment income (Class A)                                         $ (1,069,239)             $ (1,839,313)
  From net investment income (Class B)                                             (127,764)                 (234,702)
  From net investment income (Class C)                                             (105,025)                 (124,519)
  In excess of net investment income (Class A)                                         --                      (5,494)
  In excess of net investment income (Class B)                                         --                        (701)
  In excess of net investment income (Class C)                                         --                        (372)
                                                                               ------------              ------------
      Total distributions declared to shareholders                             $ (1,302,028)             $ (2,205,101)
                                                                               ------------              ------------
Net increase in net assets from fund share transactions                        $ 21,699,306              $  6,636,483
                                                                               ------------              ------------
      Total increase in net assets                                             $ 23,340,067              $  8,247,727
Net assets:
  At beginning of period                                                         60,273,771                52,026,044
                                                                               ------------              ------------
  At end of period (including accumulated distributions in
  excess of net investment income of $94,205 and $6,567,
  respectively)                                                                $ 83,613,838              $ 60,273,771
                                                                               ============              ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                 OCTOBER 31, 2001             2001             2000           1999          1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 7.57           $ 7.35           $ 7.62         $ 7.57        $ 7.50        $ 7.53
                                           ------           ------           ------         ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.14           $ 0.31           $ 0.30         $ 0.29        $ 0.30        $ 0.29
  Net realized and unrealized gain
    (loss) on investments                    0.20             0.22            (0.27)          0.06          0.07         (0.03)
                                           ------           ------           ------         ------        ------        ------
      Total from investment
        operations                         $ 0.34           $ 0.53           $ 0.03         $ 0.35        $ 0.37        $ 0.26
                                           ------           ------           ------         ------        ------        ------
Less distributions declared to
shareholders -
  From net investment income               $(0.15)          $(0.31)          $(0.30)        $(0.30)       $(0.30)       $(0.29)
  In excess of net investment income         --              (0.00)+++         --             --            --            --
                                           ------           ------           ------         ------        ------        ------
    Total distributions declared to
      shareholders                         $(0.15)          $(0.31)          $(0.30)        $(0.30)       $(0.30)       $(0.29)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $ 7.76           $ 7.57           $ 7.35         $ 7.62        $ 7.57        $ 7.50
                                           ======           ======           ======         ======        ======        ======
Total return(+)                              4.56%++          7.39%            0.38%          4.65%         5.02%         3.51%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               0.86%+           0.88%            0.88%          0.88%         0.87%         0.95%
    Net investment income(S)(S)              3.68%+           4.14%            3.99%          3.84%         3.97%         3.86%
Portfolio turnover                             10%              27%              60%            31%           51%           78%
Net assets at end of period
  (000 Omitted)                           $63,507          $48,057          $42,277        $45,840       $37,595       $40,953

   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
          Net investment income            $ 0.13           $ 0.31           $ 0.30         $ 0.28        $ 0.30        $ 0.29
          Ratios (to average net assets):
            Expenses##                       1.09%+           0.96%            0.91%          0.99%         1.01%         1.02%
            Net investment income            3.45%+           4.06%            3.96%          3.71%         3.85%         3.79%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting all discounts and amortizing all premiums on debt securities. The effect of this change for the six months ended October 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                 OCTOBER 31, 2001             2001             2000            1999         1998          1997
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 7.56           $ 7.34           $ 7.61          $ 7.56       $ 7.49        $ 7.52
                                           ------           ------           ------          ------       ------        ------

Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.11           $ 0.25           $ 0.24          $ 0.23       $ 0.24        $ 0.23
  Net realized and unrealized gain
    (loss) on investments                    0.20             0.22            (0.27)           0.06         0.07         (0.03)
                                           ------           ------           ------          ------       ------        ------
      Total from investment
        operations                         $ 0.31           $ 0.47           $(0.03)         $ 0.29       $ 0.31        $ 0.20
                                           ------           ------           ------          ------       ------        ------
Less distributions declared to
  shareholders -
  From net investment income               $(0.12)          $(0.25)          $(0.24)         $(0.24)      $(0.24)       $(0.23)
  In excess of net investment income         --              (0.00)+++         --              --           --            --
                                           ------           ------           ------          ------       ------        ------
    Total distributions declared to
      shareholders                         $(0.12)          $(0.25)          $(0.24)         $(0.24)      $(0.24)       $(0.23)
                                           ------           ------           ------          ------       ------        ------
Net asset value - end of period            $ 7.75           $ 7.56           $ 7.34          $ 7.61       $ 7.56        $ 7.49
                                           ======           ======           ======          ======       ======        ======
Total return                                 4.18%++          6.55%           (0.43)%          3.85%        4.22%         2.71%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.59%+           1.68%            1.69%           1.66%        1.64%         1.73%
    Net investment income(S)(S)              2.96%+           3.35%            3.18%           3.06%        3.20%         3.08%
Portfolio turnover                             10%              27%              60%             31%          51%           78%
Net assets at end of period
  (000 Omitted)                            $9,343           $7,397           $6,781          $9,149       $7,618        $6,503
   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
          Net investment income            $ 0.10           $ 0.25           $ 0.24          $ 0.22       $ 0.24        $ 0.23
          Ratios (to average net assets):
            Expenses##                       1.82%+           1.76%            1.72%           1.77%        1.78%         1.80%
            Net investment income            2.73%+           3.27%            3.15%           2.93%        3.08%         3.01%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting all discounts and amortizing all premiums on debt securities. The effect of this change for the six months ended October 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01. # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         -------------------------------------------------------------------
                                 OCTOBER 31, 2001            2001             2000            1999         1998          1997
                                      (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 7.58           $ 7.35           $ 7.63          $ 7.57       $ 7.50        $ 7.53
                                           ------           ------           ------          ------       ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.10           $ 0.24           $ 0.23          $ 0.23       $ 0.23        $ 0.23
  Net realized and unrealized gain
    (loss) on investments                    0.20             0.24            (0.28)           0.06         0.08         (0.03)
                                           ------           ------           ------          ------       ------        ------
      Total from investment operations     $ 0.30           $ 0.48           $(0.05)         $ 0.29       $ 0.31        $ 0.20
                                           ------           ------           ------          ------       ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.12)          $(0.25)          $(0.23)         $(0.23)      $(0.24)       $(0.23)
  In excess of net investment income          --             (0.00)+++          --              --           --            --
                                           ------           ------           ------          ------       ------        ------
    Total distributions declared to
      shareholders                         $(0.12)          $(0.25)          $(0.23)         $(0.23)      $(0.24)       $(0.23)
                                           ------           ------           ------          ------       ------        ------
Net asset value - end of period            $ 7.76           $ 7.58           $ 7.35          $ 7.63       $ 7.57        $ 7.50
                                           ======           ======           ======          ======       ======        ======
Total return                                 3.97%++          6.62%           (0.48)%          3.77%        4.13%         2.64%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.71%+           1.73%            1.73%           1.73%        1.72%         1.80%
    Net investment income(S)(S)              2.79%+           3.28%            3.14%           2.98%        3.11%         3.03%
Portfolio turnover                             10%              27%              60%             31%          51%           78%
Net assets at end of period
  (000 Omitted)                           $10,764           $4,820           $2,968          $4,282       $3,250        $3,297

   (S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets.
       In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:
         Net investment income             $ 0.10           $ 0.24           $ 0.23          $ 0.22       $ 0.23        $ 0.22
         Ratios (to average net assets):
           Expenses##                        1.94%+           1.81%            1.76%           1.84%        1.86%         1.87%
           Net investment income             2.56%+           3.20%            3.11%           2.85%        2.99%         2.96%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting all discounts and amortizing all premiums on debt securities. The effect of this change for the six months ended October 31, 2001 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Limited Maturity Fund (the fund) is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

At April 30, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $1,468,031 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2003, ($492,795), April 30, 2004, ($32,070), April 30, 2005,
($42,827), April 30, 2008, ($383,520), and April 30, 2009, ($516,819).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended October 31, 2001 were 0.30% of average daily net assets on an annualized basis.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 2001, aggregate unreimbursed expenses amounted to $195,745.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $1,306 for the six months ended October 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $11,866 for the six months ended October 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. A portion of the Class A service fee is currently being paid by the fund; payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the trust may determine. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,547 for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001 were 0.15% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee paid is currently set at 0.15% per annum and may be increased to 0.25% per annum on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $10 and $41 for Class B and Class C shares, respectively, for the six months ended October 31, 2001. Fees incurred under the distribution plan during the six months ended October 31, 2001 were 0.88% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2001, were $904, $6,424, and $137 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $27,171,774 and $6,884,811, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $79,642,064
                                                                -----------
Gross unrealized appreciation                                   $ 2,894,183
Gross unrealized depreciation                                        (2,857)
                                                                -----------
    Net unrealized appreciation                                 $ 2,891,326
                                                                ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                       ---------------------------------       -------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                 2,663,541       $ 20,476,823          2,776,675       $ 20,880,202
Shares issued to shareholders in
  reinvestment of distributions               104,928            806,444            183,423          1,376,693
Shares reacquired                            (927,261)        (7,125,561)        (2,368,623)       (17,769,172)
                                         ------------       ------------       ------------       ------------
    Net increase                            1,841,208       $ 14,157,706            591,475       $  4,487,723
                                         ============       ============       ============       ============

Class B shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                       ---------------------------------       -------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   398,366       $  3,064,386            376,749       $  2,834,868
Shares issued to shareholders in
  reinvestment of distributions                 6,478             49,695             13,745            102,729
Shares reacquired                            (176,862)        (1,355,400)          (336,681)        (2,530,361)
                                         ------------       ------------       ------------       ------------
    Net increase                              227,982       $  1,758,681             53,813       $    407,236
                                         ============       ============       ============       ============

Class C shares
                                       SIX MONTHS ENDED OCTOBER 31, 2001             YEAR ENDED APRIL 30, 2001
                                       ---------------------------------       -------------------------------
                                               SHARES             AMOUNT             SHARES             AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                   805,305       $  6,198,302            388,279       $  2,919,246
Shares issued to shareholders in
  reinvestment of distributions                 8,525             65,602             12,378             92,915
Shares reacquired                             (62,876)          (480,985)          (168,215)        (1,270,637)
                                         ------------       ------------       ------------       ------------
    Net increase                              750,954       $  5,782,919            232,442       $  1,741,524
                                         ============       ============       ============       ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2001, was $374. The fund had no borrowings during the period

(7) Change in Accounting Principle
As required, effective May 1, 2001, the fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began accreting all discounts and amortizing all premiums on debt securities. Prior to May 1, 2001, the fund did not accrete all discounts nor amortize all premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $182 increase in cost of securities and a corresponding $182 decrease in net unrealized appreciation, based on securities held by the fund on May 1, 2001.

The effect of this change for the six months ended October 31, 2001 was to decrease net investment income by $1,853, increase net unrealized appreciation by $1,832 and increase net realized gains by $21. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect the change in presentation.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

TRUSTEES                                           ASSISTANT TREASURERS
John W. Ballen* - President,                       Mark E. Bradley*
MFS Investment Management                          Robert R. Flaherty*
                                                   Ellen Moynihan*
William R. Gutow+ - Private Investor and
Real Estate Consultant; Vice Chairman,             SECRETARY
Entertainment Management Company                   Stephen E. Cavan*
(video franchise)
                                                   ASSISTANT SECRETARY
J. Atwood Ives+ - Private Investor                 James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner, Hemenway            CUSTODIAN
& Barnes (attorneys)                               State Street Bank and Trust Company

William J. Poorvu+ - Adjunct Professor,            INVESTOR INFORMATION
Harvard University Graduate School of              For information on MFS mutual funds, call
Business Administration                            your investment professional or, for an
                                                   information kit, call toll free: 1-800-637-2929
Charles W. Schmidt+ - Private Investor             any business day from 9 a.m. to 5 p.m.
                                                   Eastern time (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President and Director                        INVESTOR SERVICE
MFS Investment Management                          MFS Service Center, Inc.
                                                   P.O. Box 2281
Jeffrey L. Shames* - Chairman and Chief            Boston, MA 02107-9906
Executive Officer, MFS Investment
Management                                         For general information, call toll free:
                                                   1-800-225-2606 any business day from
Elaine R. Smith+ - Independent Consultant          8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman Emeritus and            For service to speech- or hearing-impaired
Director, North American Management Corp.          individuals, call toll free: 1-800-637-6576 any
(investment adviser)                               business day from 9 a.m. to 5 p.m. Eastern
                                                   time. (To use this service, your phone must be
INVESTMENT ADVISER                                 equipped with a Telecommunications Device for
Massachusetts Financial Services Company           the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                              For share prices, account balances, exchanges,
                                                   or stock and bond outlooks, call toll free:
DISTRIBUTOR                                        1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                        anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                              WORLD WIDE WEB
                                                   www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Michael L. Dawson*
Geoffrey L. Schechter*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MFS(R) MUNICIPAL                                               -------------
LIMITED MATURITY FUND                                            PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                               -------------
500 Boylston Street
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                 MML-3 12/01 7M 37/237/337